BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Fund”)

Supplement dated June 4, 2010 to the
Prospectus, dated January 28, 2010

Effective June 4, 2010, the following changes are made to the Prospectus of the Fund.

Change in the Fund’s Investment Strategy

The second paragraph of the sections in the prospectus captioned “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Principal Investment Strategies of the Fund” and “Details About the Funds — How Each Fund Invests — Low Duration Fund — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

     The Low Duration Fund may invest up to 10% of its assets in each of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds of issuers located outside of the United States and emerging market debt securities. The Low Duration Fund may also invest up to 5% of its assets in convertible securities with a minimum rating of B. Split rated bonds will be considered to have the higher credit rating. The Low Duration Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

Additions to Principal Risks

The section in the prospectus captioned “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Principal Risks of Investing in the Fund” is amended to reflect the additional risk of the Fund as described below:

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

The section in the prospectus captioned “Details About the Funds — Investment Risks — Main Risks of Investing in Each Fund (unless otherwise noted)” is amended to reflect the additional risk of the Fund as described below:

Emerging Markets Risk (High Yield Fund and Low Duration Fund) — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Shareholders should retain this Supplement for future reference.

Code# ALLPR-LOWD-0610-SUP